Exhibit 99.2

INVESTOR PRESENTATION May 2018 PeerStream , Inc. | Ticker: PEER

Safe Harbor

This presentation is for discussion purposes only. Certain material is based upon third party information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such.

Certain statements in this presentation constitute "forward-looking statements" relating to PeerStream, Inc. ("PEER," "PeerStream" or the "Company") made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 that are based on current expectations, estimates, forecasts and assumptions and are subject to risks and uncertainties. In some cases, you can identify these statements by words such as "may," "might," "will," "should," "expect," "plan," "anticipate," "believe," "estimate," "predict," "optimistic," "potential," "future" or "continue," and variations of such words and other comparable terminology. All forward-looking statements speak only as of the date on which they are made. Readers are specifically directed to the Company's filings with the Securities and Exchange Commission for a description of certain risks, uncertainties and assumptions and to the discussion under "Risk Factors" in the Company's most recently filed Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other Securities and Exchange Commission filings. These risks and uncertainties, as well as other risks and uncertainties of which the Company is not aware of or which the Company does not currently believe to be material, may cause actual future results to be materially different than those expressed by these forward-looking statements. In addition, there can be no assurance that actual results will meet expectations. Actual results could differ materially because of a number of factors, including, without limitation, factors such as:

the Company's plans related to the use of blockchain technology, including blockchain investments and partnerships;

the Company's ability to effectively develop and launch PeerStream Protocol and to generate user and developer support for PeerStream Protocol;

the Company's ability to effectively market and generate revenue from its new business solutions unit;

the Company's heavy reliance on a limited number of third party platforms to run the Company's applications;

the Company's ability to obtain additional capital or financing to execute its business plan;

the Company's reliance on its executive officers;

the intense competition in the Company's industry;

the Company's ability to release new applications or improve upon existing applications and derive revenue therefrom;

the Company's ability to develop, establish and maintain strong brands;

the Company's ability to update its applications to respond to trends and preferences;

the Company's ability to adapt or modify the Company's applications for the international market and derive revenue therefrom; and

the Company's ability to generate subscribers through advertising and marketing agreements with third party advertising and marketing providers.

The Company's actual results, performance and achievements may differ materially from any future results, performance, or achievements expressed or implied by such forward-looking statements. All forward-looking statements speak only as of the date on which they are made. We do not assume responsibility for the accuracy or completeness of any forward-looking statement and you should not rely on forward-looking statements as predictions of future events. We do not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed herein, except to the extent required by applicable securities laws.

2

Billions of video and text communications sent 3 with > 100 MM users each since inception 3 apps 75 26 Developers in 4 tech centers* Patents *includes contractors TECHNOLOGY PLATFORM CONSUMER APPS BUSINESS SOLUTIONS POWERED BY BLOCKCHAIN PeerStream Company Overview 3 Innovative decentralized technologies that power multimedia social apps and enable business communications solutions worldwide Apps + Technology Supporting Live Multimedia Streaming and Communications FORMERLY

OTCQB Ticker PEER Closing Price 1 $ 5 . 1 0 52 - Week Range 2 : $ 1.50 - $ 8 . 31 Shares Outstanding 3 : 6. 9 mm Shares in Public Float: 2. 3 mm Market Cap: $ 35.2 mm Enterprise Value: $ 26.7 mm 2017 Rev enues: $ 24.8 mm Total Cash 5 / 8 /1 8 4 : $ 8 . 5 mm Total Debt: $0 1 Closing price on 4/30/18 2 Data provided by Yahoo Finance 3 Includes 158,571 shares of unvested restricted stock 4 Cash bank balances as of 5/8/18 Market Profile 4

Now offering PeerStream’s industry leading expertise to third party developers and corporate clients, presenting a high potential new revenue channel Digital video pioneer adopting revolutionary blockchain technology to evolve existing business and launch new high potential growth initiatives EXPLOSIVE MARKET GROWTH POTENTIAL DRIVEN BY SYNERGY OF VIDEO AND BLOCKCHAIN BUSINESS SOLUTIONS OFFERING EXPECTED TO DRAMATICALLY EXPAND ADDRESSABLE MARKET FIRST PUBLIC BLOCKCHAIN INVESTMENT IN MULTIMEDIA COMMUNICATIONS Integration of transformational blockchain technology with our capabilities in the high growth video market presents a compelling opportunity Investment Highlights 5

Jason Katz Chairman, President + COO Judy Krandel Alex Harrington CEO CFO • Joined PeerStream in 2014 and has also served as interim CFO • CEO of MeetMoi, a mobile dating pioneer (sold to Match.com) • SVP of Strategy & Operations for Zagat (acquired by Google) • MBA from Wharton and a B.A. from Williams College • Prior board member of Snap Interactive • 25 - year veteran as a small - cap portfolio manager and equity analyst • MBA from the University of Chicago, and a B.S.E. from Wharton • Founder of A.V.M. Software • Authority on instant messaging as well as web - based voice and video • Co - founder of MJ Capital, a money management firm • J.D. from NYU Law and a B.A. from the University of Pennsylvania Executive Leadership 6 PeerStream has seasoned leadership with diverse and complementary expertise

CROWD - SOURCED COMPUTING BANDWIDTH CRYPTO TOKENS MEDIATES PAYMENTS CONSENSUS ALGORITHM BLOCKCHAIN TECHNOLOGY GLOBAL P2P NETWORK Blockchain can support multimedia networks 7 Blockchain can help form a global peer - to - peer network that can be used to deliver media

APPS THAT GENERATE LIVE MULTIMEDIA CONTENT B2B APPS CONSUMER APPS social networks live video streaming video chat video conferencing workforce collaboration sales demos AUDIENCE OF END USERS We are building PSP to address this opportunity 8 PeerStream Protocol (“PSP”) is expected to harness the scalability, security and cost efficiency of P2P multimedia content delivery for the benefit of third party developers PSP

TECHNOLOGY PLATFORM Apps CONSUMER APPS BUSINESS SOLUTIONS POWERED BY BLOCKCHAIN MULTIMEDIA CONTENT DELIVERY Legacy distributed + PSP Technology platform supports two lines of business 9

US - focused, worldwide video chat community targeting users over 35 Asia - centric video chat community targeting users from 18 - 35 US - focused video chat community targeting users 18 - 35 Prominent, game - like dating app targeting users over 35 SHARED COMMON INTERESTS 24/7 ENTERTAINMENT A PLATFORM FOR FREE EXPRESSION CONNECTION TO FAMILY/FRIENDS Consumer apps business: social video apps 10 One of the world’s largest live video chat communities enabling users to connect and communicate across multiple devices, offering:

Consumer apps: natively blockchain video app

Even secure messaging apps use central servers which can result in security breaches and privacy lapses. Backchannel aims to be a secure, private video messaging app powered by blockchain backchannel
Expected launch in Q4 2018

No personally identifiable information

Decentralized media delivery

Freemium app with token payments

Messaging Apps Market Scale*

WhatsApp | **225MM** 2016 downloads

(Sold to Facebook in 2014 for $19B)

Secure Messaging Apps*

	2016 downloads (MM)
Telegram	49.3
wickr	3.8
Signal	3.6

*Source: Fortune.com and Apptopia

11

August 2017 Business solutions: the digital video opportunity 12 Cheap bandwidth and better mobile hardware has made video a killer app in web 3.0, and app developers are incorporating video more than ever before

Global demand for blockchain fueled by: demand for distributed ledger technology transparency faster transactions reduced total cost of ownership increasing demand for simplified business processes rising adoption of blockchain - as - a - service 13 Business solutions: the blockchain opportunity ”NEARLY 6 IN 10 LARGE CORPORATIONS CONSIDERING BLOCKCHAIN DEPLOYMENT.” *JUNIPER RESEARCH JULY 31, 2017 “THE GLOBAL BLOCKCHAIN MARKET SIZE IS EXPECTED TO GROW FROM $411 MM IN 2017 TO $7.7B BY 2022, AT A COMPOUND ANNUAL GROWTH RATE OF 79.6%.”

Business solutions: multimedia delivery services

PeerStream Business Solutions offer a range of services related to real-time media deliver and communications for corporate clients, leveraging our blockchain technology and platform

PeerStream plans to draw upon its technology platform and assets to provide business solutions

- 15+ years of multimedia streaming expertise
- Billions of multimedia messages sent to 100MMs of users
- 75 Developers*
- Developers of PSP using blockchain technology

Turnkey Video Solutions	Technology Licensing	Technical Support	Blockchain Strategy Consulting	Blockchain Software Implementation

*Including contractors

14

business services: case study

ProximaX has agreed to use PeerStream Protocol (PSP) for multimedia streaming and messaging

ProximaX

THE PROJECT

- Next generation blockchain protocol founded on NEM technology
- Enhanced utility with storage and media streaming/messaging layers
- Led by Blockchain pioneer Lon Wong, former President of NEM.io Foundation
- Completed successful ICO in Q2 2018

THE ENGAGEMENT

- PeerStream to supply multimedia streaming and communication solution
- Licensing and integration of PSP into ProximaX
- Service fees payable in cash and ProximaX tokens*

PEER HIGHLIGHTS

- First client for Business Solutions services
- High profile PSP adopter; great tech validation
- Potential to accelerate PEER blockchain tech

* First milestone payment of $5MM has been paid; remaining cash fees and tokens paid upon subsequent milestones as discussed in our form 8-K filed March 22, 2018

15

Blockchain partnerships / investment opportunities

Areas of Potential Partnership/Investment

Social & Video Consumer Apps Infrastructure:

- Content Delivery
- Digital Security
- Storage
- Payments
- Ad Tech

PEER's Advantages

- Digital Operators at Scale
- First Customers / Beta Testers for new Blockchain Tech
- Joint Development Collaboration
- Public Company Stature

Better Deal Filter / Better Deal Terms

Case Study: Gladius.io

Gladius

Gladius' blockchain-based content delivery network (CDN) provides mitigation services for distributed denial-of-service (DDoS) attacks.

Deal Parameters

- Product development relationship (two-way)
- ICO Investment
- Technology adoption throughout our ecosystem

Case Study: OnXCHNG

XCHNG

BROUGHT TO YOU BY KOCHAVA

Kochava is introducing the XCHNG Platform to equip the digital advertising ecosystem with an open and unified blockchain framework.

Partner Parameters

- Early OnXCHNG Partner along with industry-leading companies: AppLift, Appodeal, Chartboost, DCMN, Kiip, and PubNative
- Shared mission of enhancing safety, mitigating fraud and promoting transparency

Blockchain advisory board

Advisors with impressive credentials broaden our network of opportunities



Mike Jones

- Active angel investor with more than $2.5B in exits
- CEO of Science, Inc.
- Recent exits include: Dollar Shave Club, Famebit, DogVacay and HelloSociety
- Previous CEO of MySpace, Userplane and Tsavo
- Recently launched his newest incubator, Science Blockchain, which just completed an ICO



Lou Kerner

- Former equity analyst from Goldman Sachs, Merrill Lynch
- Ranked among the 5 most influential crypto bloggers on Medium
- Formerly a Managing Partner of The Social InternetFund (SIF)
- Angel investor, best known for investing in Facebook



Lon Wong

- Globally recognized blockchain pioneer, former President of NEM Foundation, Founder of ProximaX.
- Serial tech entrepreneur, 30+ years of technical and industry expertise building startups
- Founder and CEO of Dragonfly Fintech Pte.Ltd.

17

Subscriptions • F reemium model with subscriptions that expand access and unlock status Advertising Revenue • D riven by ad networks and direct - to - advertiser relationships Virtual Gifts and Micro - transactions • V irtual gifts enhance status and build relationships • M icro - transactions permit one - time premium access CONSUMER APPS BUSINESS SOLUTIONS USER MONETIZATION TODAY FUTURE POTENTIAL REVENUE STREAMS Licensing Services Support Multiple potential revenue streams 18 financial highlights 19 • FY2017 revenues of $24.8MM , an 18.4% increase vs. FY2016, driven primarily by the completion of the AVM Merger ; • Q1 2018 revenue of $5.7MM declined 14.5% vs. Q1 2017 and 3.5% vs. Q4 2017 ; • Q1 subscription revenue of $5.4MM declined 12.8% vs. Q1 2017 and 1.1% vs. Q4 2017; • Net loss was $0.8MM for Q1 2018, an improvement of $230K vs. Q1 2017; • Adjusted EBITDA was $105K for Q1 2018 , a $319K increase vs. Q1 2017; • Cash and Cash Equivalents of $3.5MM at March 31, 2017 and $0 debt. Cash bank balances of approx. $8.5MM at May 8, 2018 and $0 debt, after receiving the first milestone payment under the ProximaX T echnology Services Agreement.

• Q1 2018 revenue of $5.7MM declined 14.5% from Q1 2017 and 3.5% from Q4 2017; the quarter - to - quarter decline was primarily due to a decrease in revenue from our dating properties • Q1 2018 subscription revenue of $5.4MM declined 12.8% from Q1 2017 and 1.1% from Q4 2017; Q uarter - to - quarter growth in our video properties was offset by a decline in our dating properties 12/31/2017 $24.8MM a nnual 2017 total revenue $22.9MM annual 2017 subscription revenue revenue 20 $5,485 $5,427 $470 $321 $0 $2,000 $4,000 $6,000 $8,000 Q4 2017 Q1 2018 Sequential Quarterly Revenue ($ in 1000s) Subscription Revenue Advertising Revenue $6,224 $5,427 $495 $321 $0 $2,000 $4,000 $6,000 $8,000 Q1 2017 Q1 2018 Y - o - Y Quarterly Revenue ($ in 1000s) Subscription Revenue Advertising Revenue

adjusted EBITDA 21 $(214) $105 ($300) ($200) ($100) $0 $100 $200 Q1 2017 Q1 2018 Quarterly Adjusted EBITDA ($ in 1000s) $(1,039) $(809) ($1,500) ($1,000) ($500) $0 Q1 2017 Q1 2018 Quarterly Net Loss ($ in 1000s) • Q1 2018 Adj. EBITDA was $105 thousand, a $319 thousand improvement from Q1 2017, reflecting the benefits of cost savings obtained through our merger integration efforts • Q1 2018 Net Loss improved by $230 thousand compared to Q1 2017 12/31/2017 $(1.9)MM $(5.9)MM a nnual 2017 a djusted EBITDA annual 2017 net loss

• Net cash flow for the three months ended March 31 , 2018 was ($623) thousand which included the annual incentive employee bonuses and some lingering deal expenses from a merger agreement terminated in October 2017 • Cash and cash equivalents of approximately $3.5 million at March 31, 2018; $0 debt • Cash bank balances of approximately $8.5 million at May 8 , 2018; $0 debt cash flows 22 $861 $(623) ($1,000) ($500) $0 $500 $1,000 Q1 2017 Q1 2018 Net Cash Flow ($ in 000s) $- $2.0 $4.0 $6.0 $8.0 $10.0 12/31/2017 3/31/2018 5/8/2018 Cash Bank Balances ($ in MMs) 12/31/2017 $(25)K a nnual 2017 net cash flow

• PeerStream has a modest enterprise value as compared to average of other blockchain companies • PeerStream trades at an EV/Sales discount as compared to the average of its peers [NOTES]: [1] Valuation metrics and data as of 4/30/18; [2] Price, Market Cap, EV, and TTM sales data via Yahoo! Finance; [3] All market cap, EV, and sales figures in millions unless marked differently; [4] some valuation metrics might not be comparable using TTM metrics based on recent acquisitions which are NOT ref lected pro forma for TTM BLOCKCHAIN SOCIAL APPS TICKER ENTERPRISE PRICE MARKET CAP EV TTM SALES EV/TTM SALES HIVE:CN Hive Blockchain Techs. $1.15 $350 $226 $0 N/A OSTK Overstock.com , Inc $38.40 $1B $900 $1,740 0. 52x RIOT Riot Blockchain, Inc. $7.26 $97 $48 $0 N/A SRAX Social Reality, Inc. $4.67 $47 $37 $23 1.61x MARA Marathon Patent Group, Inc. $1.80 $35 $28 $1 28 . 0x TICKER ENTERPRISE PRICE MARKET CAP EV TTM SALES EV/TTM SALES MOMO Momo Inc. $34.81 $7B $5.8B $1, 318 4 . 4 x MEET Meet Group, Inc. $2.38 $171 $201 $124 1.6x MTCH Match Group, Inc. $47.12 $13B $1 3 . 3 B $1,331 9.9x LOV Spark Networks, Inc. $14.03 $184 $183 $118 1.6x TICKER ENTERPRISE PRICE MARKET CAP EV TTM SALES EV/TTM SALES PEER PeerStream Inc. $5.10 $35 $27 $24.8 1.1x PeerStream Valuation analysis 23

EXPLOSIVE MARKET GROWTH POTENTIAL DRIVEN BY SYNERGY OF VIDEO AND BLOCKCHAIN FIRST PUBLIC BLOCKCHAIN INVESTMENT IN MULTIMEDIA COMMUNICATIONS BUSINESS SOLUTIONS OFFERING EXPECTED TO DRAMATICALLY EXPAND ADDRESSABLE MARKET Key takeaways 24

Non-GAAP reconciliation: adjusted EBITDA

Non-GAAP Financial Measures

Adjusted EBITDA is defined as net income (loss) adjusted to exclude interest expense, net, depreciation and amortization expense and stock-based compensation expense. The Company presents Adjusted EBITDA because it is a key measure used by the Company's management and its Board of Directors to understand and evaluate the Company's core operating performance and trends, to develop short- and long-term operational plans, and to allocate resources to expand the Company's business. In particular, the exclusion of certain expenses in calculating Adjusted EBITDA can provide a useful measure for period-to-period comparisons of the cash operating income generated by the Company's business. The Company believes that Adjusted EBITDA is useful to investors and others to understand and evaluate the Company's operating results and it allows for a more meaningful comparison between the Company's performance and that of competitors. Management uses these non-GAAP financial measures internally in analyzing the Company's financial results to assess operational performance and to determine the Company's future capital requirements.The presentation of this financial information is not intended to be considered in isolation or as a substitute for the financial information prepared in accordance with GAAP.

Some limitations of Adjusted EBITDA as a financial measure include that:

- Adjusted EBITDA does not (i) reflect cash capital expenditure requirements for assets underlying depreciation and amortization expense that may need to be replaced or for new capital expenditures; (ii) reflect the Company's working capital requirements; or (iii) consider the potentially dilutive impact of stock-based compensation; and
- Other companies, including companies in our industry, may calculate Adjusted EBITDA differently or choose not to calculate Adjusted EBITDA at all, which reduces its usefulness as a comparative measure.

Because of these limitations, you should consider this non-GAAP financial information along with other financial performance measures reported in our filings with the Securities and Exchange Commission, including total revenues, subscription revenue, deferred revenue, net income (loss), cash and cash equivalents, restricted cash, net cash used in operating activities and our financial results presented in accordance with GAAP.

The following unaudited table presents a reconciliation of net loss, the most directly comparable financial measure calculated and presented in accordance with GAAP, to Adjusted EBITDA for the year ended December 31, 2017 and the three months ended March 31, 2018 and 2017 (in thousands):

	Year Ended	Three Months Ended	
	12/31/17	3/31/18	3/31/17
Reconciliation of Net Loss to Adjusted EBITDA:			
Net loss	$ (5,894)	$ (809)	$ (1,039)
Interest expense (income), net	(42)	3	(37)
Other expense (income), net	47	-	-
Income tax expense (benefit)	229	-	-
Depreciation and amortization expense	2,132	521	552
Loss in disposal of property and equipment	17	-	-
Stock compensation expense	1,580	389	310
Reported Adjusted EBITDA	**$ (1,931)**	**$ 105**	**$ (214)**

25

Appendix 26

Snap Interactive is now PeerStream

PEERSTREAM

LEGACY	INVESTMENT IN NEW OPPORTUNITY	NEW STRATEGIC DIRECTION
• Consumer social video apps for meeting new people • Innovative technology supporting live multimedia communications within proprietary apps	• Enhanced technology platform for multimedia delivery • Early innovation in blockchain for P2P content delivery • Cultivating B2B relationships in surging market for multimedia streaming	• Multimedia streaming and communications tech platform, fortified with blockchain • Consumer social video apps • Business solutions via technology licensing, integration and support

27

A transaction is requested – it is represented online as a “block” The block is broadcast to a P2P network of computers known as nodes Using known algorithms, those in the network validate the transaction A verified transaction may include contracts, records and/or cryptocurrency After verification, the transaction is combined with other verified transactions to create new block of data This new block is then added to the existing blockchain , providing an indelible and transparent record of the transaction. The transaction is completed What is blockchain ? 28 Blockchain is a global, online ledger, or network of ledgers, listing every single transaction in the world. It's verified immediately by other people using the system.

“Blockchain is the distributed trust network the internet always needed and never had” – Marc Andreesen Why is blockchain so revolutionary? 29 Blockchain is capable of recording and enabling transactions in virtually every area of value and importance to humankind